                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                     THE BRAZILIAN EQUITY FUND, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JULY 25, 2001
                               -----------------

TO THE SHAREHOLDERS OF
THE BRAZILIAN EQUITY FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Wednesday, July 25, 2001 commencing at 1:00 p.m., New York City time. The purpose of the meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        1.  To elect four (4) directors of the Fund.

    The close of business on June 1, 2001 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about June 20, 2001.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR SHARES TO BE VOTED, PLEASE VOTE BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING, IT IS IMPORTANT THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.

Dated: June 20, 2001
New York, New York

                        THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JULY 25, 2001
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Brazilian Equity
Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Wednesday, July 25, 2001 (commencing at 1:00 p.m., New York City time) and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "U.S. Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and
(d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about
June 20, 2001.

    The principal executive office of CSAM is 466 Lexington Avenue, New York, New York 10017. The U.S. Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022. BankBoston, N.A., Sao Paulo (the "Brazilian Administrator"), located at Rua Libero Badaro, 487, Centro Piso 12, Sao Paulo 01009, Brazil, serves as Brazilian administrator of the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended March 31, 2001 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and in accordance with the judgment of the persons appointed as proxies upon any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote thereon in accordance with their best judgment in the interest of the Fund. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, June 1, 2001, there were 5,580,441 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received and processed on or before 1:00 p.m., New York City time, on July 25, 2001.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The only proposal to be submitted at the Meeting by management will be the election of four (4) directors of the Fund. Each nominee is a current director whose term expires on the date of Meeting, except for Mr. James P. McCaughan whose term expires at the 2003 annual meeting, and if elected, will serve until the 2004 Annual Meeting of the Fund (2003 in the case of Mr. McCaughan) and hold office for such term and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    The following identifies the nominees for election to the Board of the Fund. Information with respect to such nominees is set forth further below.

    Enrique R. Arzac (three-year term)
    George W. Landau (three-year term)
    James P. McCaughan (two-year term)
    Miklos A. Vasarhelyi (three-year term)

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2001 Meeting, and the executive officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the executive officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                 SHARES                                                          MEMBERSHIPS ON BOARDS
                              BENEFICIALLY                                 LENGTH OF SERVICE AS   OF OTHER REGISTERED
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION   DIRECTOR AND TERM    INVESTMENT COMPANIES
                                JUNE 1,        AND PRINCIPAL EMPLOYMENT      OF MEMBERSHIP ON      AND PUBLICLY HELD
         NAME (AGE)               2001        DURING THE PAST FIVE YEARS    BOARD OF THE FUND          COMPANIES
         ----------           ------------   ----------------------------  --------------------  ---------------------
Enrique R. Arzac (59) ......      1,453      Professor of Finance and      Since 1996; cur-      Director of seven
  Columbia University                        Economics, Graduate School    rent term ends at     other CSAM-advised
  Graduate School of                         of Business, Columbia         the 2001 annual       investment compa-
   Business                                  University (1971-present).    meeting.              nies; Director of The
  New York, NY 10027                                                                             Adams Express Com-
                                                                                                 pany; Director of
                                                                                                 Petroleum and
                                                                                                 Resources Corpora-
                                                                                                 tion.

James J. Cattano (57) ......        488      President, Primary Resource   Since 1992; cur-      Director of three
  55 Old Field Point Road                    Inc. (an international        rent term ends at     other CSAM-advised
  Greenwich, CT 06830                        trading chemical processing   the 2002 annual       investment compa-
                                             company specializing in the   meeting.              nies.
                                             sale of agricultural and
                                             industrial bulk commodities
                                             throughout the Latin
                                             American markets)
                                             (10/96-present); President,
                                             Atlantic Fertilizer &
                                             Chemical Company (an
                                             international trading
                                             company specializing in the
                                             sale of agricultural com-
                                             modities in Latin American
                                             markets) (10/91-10/96).

George W. Landau (81) ......      1,449      Senior Advisor, Latin         Since 1992; cur-      Director of four
  Two Grove Isle Drive                       America, The Coca-Cola        rent term ends at     other CSAM-advised
  Coconut Grove, FL 33133                    Company (1988-present).       the 2001 annual       investment compa-
                                                                           meeting.              nies; Director of
                                                                                                 Emigrant Savings
                                                                                                 Bank; Director of GAM
                                                                                                 Funds, Inc.

                                 SHARES                                                          MEMBERSHIPS ON BOARDS
                              BENEFICIALLY                                 LENGTH OF SERVICE AS   OF OTHER REGISTERED
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION   DIRECTOR AND TERM    INVESTMENT COMPANIES
                                JUNE 1,        AND PRINCIPAL EMPLOYMENT      OF MEMBERSHIP ON      AND PUBLICLY HELD
         NAME (AGE)               2001        DURING THE PAST FIVE YEARS    BOARD OF THE FUND          COMPANIES
         ----------           ------------   ----------------------------  --------------------  ---------------------
James P. McCaughan* (48)          2,000      Chief Executive Officer,      Since February 9,     Director of six other
  466 Lexington Avenue                       Managing Director and         2001; current term    CSAM-advised
  New York, NY 10017                         Chairman of the Management    ends at the 2003      investment compa-
                                             Committee of CSAM; President  annual meeting        nies.
                                             and Chief Operating Officer   subject to his elec-
                                             of Oppenheimer Capital        tion by the share-
                                             (4/98-12/99); President and   holders at the 2001
                                             Chief Executive Officer of    annual meeting.
                                             UBS Asset Management (New
                                             York) (10/96-3/98);
                                             Functional Advisor, Institu-
                                             tional Asset Management of
                                             Union Bank of Switzerland,
                                             Zurich (9/94-10/96).

Robert J. McGuire (64) .....        457      Of Counsel, Morvillo,         Since 1998; cur-      Director of GAM
  565 5th Avenue                             Abramowitz, Graud, Iason &    rent term ends at     Funds, Inc.; Director
  9th Floor                                  Silberberg, P.C.              the 2002 annual       of Mutual of America
  New York, NY 10017                         (1998-present); President     meeting.              Investment Corp.;
                                             and Chief Operating Officer                         Director of Emigrant
                                             of Kroll Associates                                 Savings Bank
                                             (1989-1997).

William W. Priest, Jr.* (59)      1,000      Co-Managing Partner of        Since 1997; cur-      Director of sixty-one
  12 East 49th Street                        Steinberg Priest Capital      rent term ends at     other CSAM-advised
  New York, NY 10017                         Management (3/01-present);    the 2002 annual       investment compa-
                                             Chairman of CSAM              meeting.              nies.
                                             (5/00-2/01); Chief Executive
                                             Officer and Managing
                                             Director of CSAM
                                             (12/90-5/00).

Martin M. Torino (51) ......          0      Chairman of the Board of      Since 1992; cur-      Director of two other
  TAU S.A.                                   Ingenio y Refineria San       rent term ends at     CSAM-advised
  25 de Mayo 252, 14th Floor                 Martin Del Tabacal S.A.       the 2003 annual       investment compa-
  Buenos Aires,                              (8/96-present); Executive     meeting.              nies.
  Argentina 1002                             Director of TAU S.A. (a
                                             commodities trading firm)
                                             (11/90-present); President
                                             of DYAT S.A. (10/93-pre-
                                             sent).

Miklos A. Vasarhelyi (56) .       5,000      William Von Minden Professor  Since 1998; cur-               --
  118 East 62nd Street                       of Accounting Information     rent term ends at
  New York, NY 10021                         Systems, Faculty of           the 2001 annual
                                             Management, Rutgers           meeting.
                                             University (1989-present).

                                 SHARES                                                          MEMBERSHIPS ON BOARDS
                              BENEFICIALLY                                 LENGTH OF SERVICE AS   OF OTHER REGISTERED
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION   DIRECTOR AND TERM    INVESTMENT COMPANIES
                                JUNE 1,        AND PRINCIPAL EMPLOYMENT      OF MEMBERSHIP ON      AND PUBLICLY HELD
         NAME (AGE)               2001        DURING THE PAST FIVE YEARS    BOARD OF THE FUND          COMPANIES
         ----------           ------------   ----------------------------  --------------------  ---------------------
Richard W. Watt* (42) ......      3,880**    Managing Director of CSAM     Since 1995; cur-      Director of four
  466 Lexington Avenue                       (7/96-present); Senior Vice   rent term ends at     other CSAM-advised
  New York, NY 10017                         President of CSAM             the 2003 annual       investment compa-
                                             (8/95-6/96).                  meeting.              nies.

All directors and executive
  officers
  (12 persons, including
  the foregoing) as a
  group.....................     15,927

----------------
 * Messrs. McCaughan, Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

** Includes 1,250 shares owned for the benefit of Mr. Watt's family members.

    During the fiscal year ended March 31, 2001, each director who is not a director, officer, partner, co-partner or employee of CSAM, the U.S. Administrator, the Brazilian Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration accrued by the Fund during the fiscal year ended March 31, 2001 to all such unaffiliated directors was $45,000. Effective May 8, 2000, each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended March 31, 2001, the Board convened five times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of certain directors who are non-interested persons of the Fund (as this term is defined in the 1940 Act) and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee met twice during the fiscal year ended March 31, 2001. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The directors who are not interested persons of the Fund comprise the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2001. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee of the Fund will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

AUDIT COMMITTEE REPORT

    Pursuant to the Audit Committee Charter adopted by the Fund's Board (a copy of which is attached as Appendix A), the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended March 31, 2001. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the fiscal year ended March 31, 2001 and be mailed to shareholders and filed with the Securities and Exchange Commission.

                                     THE AUDIT COMMITTEE
                                      Enrique R. Arzac
                                      James J. Cattano
                                      George W. Landau
                                      Martin M. Torino

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(h) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2001, all filing requirements applicable to such persons were complied with.

LEGAL PROCEEDINGS

    CSAM, the Fund (as nominal defendant), and certain current and previous directors of the Fund, including Messrs. Arzac and Landau, who have been nominated to stand for re-election to the Board at the Meeting, have been named in a derivative and purported class action filed in the United States District Court for the Southern District of New York (the "District Court"). ROBERT STROUGO, ON BEHALF OF THE BRAZILIAN EQUITY FUND, INC. V. EMILIO BASSINI, ET AL., 97 Civ. 3579 (RWS) (the "Strougo Litigation"). Messrs. McCaughan and Vasarhelyi were not directors of the Fund at the time of the action complained of and are not named in the STROUGO Litigation.

    The action, which commenced in May of 1997, arises out of the Fund's 1996 rights offering. Plaintiff maintains that, in approving the rights offering, the director defendants put the interests of CSAM ahead of the interests of the shareholders. By allegedly favoring CSAM, plaintiff claims that the directors breached their fiduciary duties of loyalty and due care to the shareholders of the Fund under the 1940 Act and at common law. The action also alleges that the Fund was injured by defendants' actions and that asking the director defendants to sue themselves would be futile. The class action claims include similar assertions, but allege that the Fund's shareholders were injured directly. The complaint seeks equitable relief and monetary damages in an unspecified amount.

    By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the STROUGO Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss the complaint. By order dated September 12, 2000, the District Court granted summary judgment and dismissed the action on the basis of the determination of the Special Litigation Committee that the continued prosecution of the derivative action was not in the best interest of the Fund.

    On October 13, 2000, plaintiff filed a notice of appeal of the judgment dismissing the case. The appeal, which was briefed and argued before the Second Circuit Court of Appeals on April 17, 2001, asserted that the district court erred by dismissing the class action claim in response to the 1997 motion to dismiss. The costs of defending the directors and CSAM on this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and the CSAM investment advisory agreement.

    In an unrelated legal matter, CSAM (but not the Fund or its directors) was named in an action filed on or about May 21, 1998 in the District Court by the same plaintiff and the same counsel as in the STROUGO Litigation. ROBERT STROUGO
V. BEA ASSOCIATES, 98 Civ. 3725.

    This action was initially brought pursuant to Section 36(b) under the 1940 Act, seeking return of compensation received by CSAM from the Fund as investment adviser to the Fund. On March 11, 1999, the District Court dismissed the complaint for failure to state a claim upon which relief can be granted, with leave to replead. The plaintiff amended his complaint to include a purported derivative claim on behalf of the Fund for the alleged excessive fees pursuant to Section 36(a) under the 1940 Act. The amended complaint claims that the investment advisory agreement was not negotiated at arms' length and properly approved by the non-interested directors of the Board, as required by
Section 15(c) of the 1940 Act. In support of his allegations, the plaintiff maintains that the non-interested directors of the Fund are beholden to the interests of CSAM and not independent, in violation of the 40% non-interested director requirement of the 1940 Act. The plaintiff argues that as a consequence the investment advisory agreement is invalid and that the advisory fees received by CSAM thereunder were wrongly received. The plaintiff seeks a judgment declaring the investment advisory agreement void AB INITIO and recovering the investment advisory fees paid by the Fund to CSAM pursuant to the investment advisory agreement for the longest period of time permitted by the statute of limitations.

    The court denied CSAM's motion to dismiss the amended complaint and the Fund has been added as a nominal derivative defendant on the Section 36(a) claim. Discovery is now completed and a motion for summary judgment has been made. Under the investment advisory agreement, CSAM, under certain circumstances, may have rights of indemnity against the Fund for any losses or expenses incurred in connection with this action.

    The defendants in each of these actions believe they have meritorious defenses and intend to defend them vigorously.

EXECUTIVE OFFICERS

    The following table shows certain information about executive officers of the Fund other than Messrs. McCaughan and Watt, who are described above.
Mr. McCaughan is Chairman of the Board of the Fund and was appointed to such position on February 9, 2001. Mr. Watt is President of the Fund. Mr. Watt was appointed President of the Fund on February 11, 1997, having previously served as Senior Vice President of the Fund since August 15, 1995. Mr. Watt was Chief Investment Officer of the Fund from August 15, 1995 to November 9, 1999.
Mr. Pignataro has been an officer since the commencement of the Fund's operations. On August 12, 1997, Mr. Liebes was elected Senior Vice President of the Fund. Emily Alejos was elected Chief Investment Officer of the Fund on November 9, 1999, having previously served as Investment Officer since
November 4, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM.

                                   SHARES
                                BENEFICIALLY
                                  OWNED ON                              CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
          NAME             AGE  JUNE 1, 2001   POSITION WITH FUND          EMPLOYMENT DURING THE PAST FIVE YEARS
          ----             ---  ------------   ------------------       ------------------------------------------
Emily Alejos ............  37        200       Chief Investment        Director of CSAM (1/99-present); Vice
  466 Lexington Avenue                           Officer               President of CSAM (4/97-1/99); Vice President
  New York, NY 10017                                                   of Bankers Trust Co. (8/93-3/97).

Hal Liebes ..............  36          0       Senior Vice President   Managing Director and General Counsel of CSAM
  466 Lexington Avenue                                                 (12/99-present); Director and General Counsel
  New York, NY 10017                                                   of CSAM (3/97-12/99); Vice President and
                                                                       Counsel of Lehman Brothers, Inc. (6/96-3/97);
                                                                       Vice President and Legal Counsel of CSAM
                                                                       (6/95-6/96).

Michael A. Pignataro ....  41          0       Chief Financial         Director of CSAM (1/01-present); Vice
  466 Lexington Avenue                         Officer and Secretary   President of CSAM (12/95-12/00).
  New York, NY 10017

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended March 31, 2001. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                  TOTAL
                                                                                                NUMBER OF
                                                   PENSION OR                                   BOARDS OF
                                                   RETIREMENT   ESTIMATED         TOTAL           CSAM-
                                                    BENEFITS      ANNUAL    COMPENSATION FROM    ADVISED
                                   AGGREGATE       ACCRUED AS    BENEFITS       FUND AND       INVESTMENT
                                  COMPENSATION    PART OF FUND     UPON       FUND COMPLEX      COMPANIES
       NAME OF DIRECTOR            FROM FUND        EXPENSES    RETIREMENT  PAID TO DIRECTORS    SERVED
       ----------------         ----------------  ------------  ----------  -----------------  -----------
Enrique R. Arzac .............      $ 7,500             N/A          N/A        $107,250            8
James J. Cattano .............      $ 7,500             N/A          N/A        $ 48,500            4
George W. Landau .............      $ 7,500             N/A          N/A        $ 55,000            5
Robert J. McGuire ............      $ 7,500             N/A          N/A        $  7,500            1
Martin M. Torino .............      $ 7,500             N/A          N/A        $ 40,500            3
Miklos A. Vasarhelyi .........      $ 7,500             N/A          N/A        $  7,500            1

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on May 1, 2001, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PwC for the fiscal year ending March 31, 2002. PwC has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund and to CSAM and its affiliates for PwC's professional services rendered for the fiscal year ended March 31, 2001.

                                THE FUND      CSAM
                                --------      ----
Audit Fees....................  $36,800    $        0
                                -------    ----------

Financial Information Systems
Design and
Implementation
Fees..........................  $     0    $        0
                                -------    ----------

All Other Fees................  $ 6,000    $2,190,000*
                                -------    ----------

--------------
* Includes $250,000 for attestation services in connection with the Association of Investment Management and Research Performance Presentation Standards ("AIMR"); $35,000 for consulting related to the initial adoption of AIMR.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy materials relating to its 2002 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than February 20, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Brazilian Equity Fund, Inc. c/o CSAM, 466 Lexington Avenue, 16th Floor, New York, NY 10017, not later than May 6, 2002; provided, however, that in the event that the date of the 2002 annual meeting is advanced or delayed by more than 30 days from July 25, 2002, the first anniversary of the 2001 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2002 meeting is given or made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-Laws indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares of the
Fund:

                                 NUMBER OF SHARES    PERCENT
       NAME AND ADDRESS         BENEFICIALLY OWNED  OF SHARES
       ----------------         ------------------  ---------
*  President and Fellows of           839,001         15.00%
Harvard College ..............
   c/o Harvard Management
Company, Inc.
   600 Atlantic Avenue
   Boston, MA 02210
** City of London Investment          635,900         11.40%
Group PLC ....................
   10 Eastcheap
   London EC3M ILX
   England
*** City of London Investment         635,900         11.40%
Management ...................
   Company Limited
   10 Eastcheap
   London EC3M ILX
   England

--------------
  * As stated in Schedule 13G on file with the Securities and Exchange Commission dated February 9, 2001.
 ** As stated in Schedule 13G on file with the Securities and Exchange
    Commission dated February 12, 2001. Schedule 13G was filed by the City of London Investment Group PLC as a parent holding company on behalf of its subsidiaries City of London Investment Management Company Limited and City of London Unit Trust Managers Limited.
*** As stated in Schedule 13G on file with the Securities and Exchange
    Commission dated February 12, 2001.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND, C/O CREDIT SUISSE ASSET MANAGEMENT, LLC, 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER
                             CSAM CLOSED-END FUNDS

ORGANIZATION

    The members of the Audit Committee of the Board of Directors ("Directors") of each CSAM-advised closed-end registered investment company (each a "Fund" and together, the "Funds") are selected by the full Board of Directors of the relevant Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) all of whom are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Any Fund that currently has less than three members on its Audit Committee must have three members not later than June 14, 2001. Thereafter, if the number of members on a Fund's Audit Committee falls below three, such Fund shall fill any vacancies within 90 days.

STATEMENT OF POLICY

    Each Fund's Audit Committee oversees the financial reporting process for that Fund. A Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

    Each Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of each Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for each Fund. Open communication with management and the independent auditors is essential.

    This Charter shall be reviewed annually by the Board of each Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:
    -- The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. Each Fund's Board and Audit Committee recognize that the outside auditors are ultimately accountable to the Board and the Audit Committee.
    -- The Audit Committee members are responsible for a general understanding of the subject Fund's accounting systems and controls.

    -- Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement
      (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
      (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.
    -- Each Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.
    -- Each Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually and receive information (as necessary) from, among others, the general counsel of Credit Suisse Asset Management, LLC and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.
    -- Each Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.
    -- In reviewing the activities of the independent auditors, each Fund's
      Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.
    -- The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.
    -- The Audit Committee of each Fund shall review and reassess the adequacy of this Charter on an annual basis.

                                                 THE BRAZILIAN EQUITY FUND, INC.

                                 JULY 25, 2001

3910-PS-7/01

                                      PROXY

                         THE BRAZILIAN EQUITY FUND, INC.

           The Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Brazilian Equity Fund, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on July 25, 2001, and at any adjournments thereof.

----------------                                                ----------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
     SIDE                                                             SIDE
----------------                                                ----------------

                                     PROXY

901665.2

/X/        PLEASE MARK
           VOTE AS IN
           THIS EXAMPLE

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1.

1.   Election of the following nominees as Directors:

     NOMINEES: (01) Enrique R. Arzac (three-year term)
               (02) George W. Landau (three-year term)
               (03) James P. McCaughan (two-year term)
               (04) Miklos A. Vasarhelyi (three-year term)


     / / FOR all nominees listed above (except as marked to the contrary above)

     / /       WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)


Signature:________________________           Date:____________________________




MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     / /

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:________________________           Date:____________________________